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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 4, 2004

                                  ANSYS. INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                         0-20853              04-3219960
(State or Other Jurisdiction of        (Commission File       (I.R.S. Employer
Incorporation or Organization)              Number)          Identification No.)

  275 Technology Drive, Canonsburg, PA                             15317
(Address of Principal Executive Offices)                         (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)

            Exhibits

            Exhibit
            Number            Description
            -------           -----------

            99.1              Press Release of the Registrant dated May 4, 2004

Item 9. Regulation FD Disclosure

      The Information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K.

      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On May 4, 2004, ANSYS, Inc. issued an earnings release announcing its financial results for the first quarter ended March 31, 2004. A copy of the earnings release is attached as Exhibit 99.1

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  ANSYS, INC.
                                                  (Registrant)

Date:  May 4, 2004                      By: /s/  MARIA T. SHIELDS
                                        ----------------------------------------
                                        Maria T. Shields - Chief Financial
                                        Officer, VP of Finance and
                                        Administration (Ms. Shields is the
                                        Principal Financial and Accounting
                                        Officer and has been duly authorized to
                                        sign on behalf of the Registrant)